COMMONWEALTH ANNUITY AND LIFE INSURANCE AND ANNUITY COMPANY

OF

SEPARATE ACCOUNT KG

Supplement dated September 19, 2011 to Prospectuses dated April 30, 2011 for Scudder Gateway Plus and Scudder Gateway Elite Annuity Contracts

This supplement contains important information you should know about your Scudder Advisor and Scudder Advisor II variable annuity contract (the “Contract”). Please read this supplement carefully and keep it with your Contract Prospectus for future reference. The following information amends the Prospectus for your Contract.

As you were previously notified, on June 30, 2011, the Board of Trustees of Credit Suisse Trust approved the liquidation of the International Equity Flex III Portfolio (the “Equity Flex III Portfolio”), an investment option under your Contract, pursuant to the terms of a Plan of Liquidation and Dissolution (the “Plan”). If the Plan is approved by the Equity Flex III Portfolio’s shareholders, the liquidation (the “Liquidation”) is currently scheduled to occur on or about October 21, 2011 (the “Liquidation Date”).

As a result of this proposed action:

•

On the Liquidation Date, we will automatically transfer any of your Contract Value that remains in the Subaccount to the subaccount that invests in the DWS Money Market VIP Portfolio (the “DWS Money Market Portfolio”) of DWS Variable Series II.

If you currently have Contract Value allocated to the Subaccount, you should consider moving your entire Contract Value in the Subaccount to one or more the other investment options available under your Contract before the Liquidation Date.  Any Contract Value that remains invested in the Subaccount on the Liquidation Date will be transferred automatically to the subaccount investing in the DWS Money Market Portfolio.

At any time before the Liquidation Date, you may transfer your entire Contract Value in the Subaccount to any of the other investment options available under your Contract. If you wish to transfer your Contract Value in the Subaccount to any other investment option available under your Contract, then you may either:

•	submit written instructions by mail to our Service Center at P.O. Box 758550, Topeka, KS 66675-8550, or

•	provide instructions to our Service Center by facsimile transmission at 1-785-368-1796, or

•	if you have provided proper authorization and validating information for making telephone transfers to our Service Center, by calling at 1-800-782-8380 (toll free).

This transfer will be without charge and will not count towards the number of free transfers available under your Contract in a Contract Year.

If,  on the Liquidation Date,  we transfer your Contract Value from the Subaccount investing in the Equity Flex III Portfolio to the subaccount investing in the DWS Money Market Portfolio, thereafter you may transfer such Contract Value to any of the other investment options available under your Contract.  If this transfer is made within 60 days after the Liquidation Date, in one transaction, it will be without charge and will not count to the number of free transfers available to you during this Contract Year.

Contract owners who have previously given us instructions to automatically allocate new net Purchase Payments to the Subaccount investing in the Equity Flex III Portfolio, or who have Dollar Cost Averaging or Automatic Account Rebalancing programs that make allocations to the Subaccount,  should provide us with new allocation instructions. If we do not receive new instructions, then any such allocations made after October 20, 2011 will be invested in the subaccount investing in the DWS Money Market Portfolio until we receive other instructions.

The Funds. Detailed information about the other underlying funds available as investment options under your Contract can be found in the current prospectuses for those funds. You should read the prospectuses carefully and carefully consider the Funds’ investment objectives, charges, expenses and risks.

For more information about the Liquidation, please see the Supplement dated July 1, 2011 to the Prospectus and Statement of Additional Information of the International Equity Flex III Portfolio of the Credit Suisse Trust, and its Proxy Statement dated July 29, 2011.

If you should have any questions, please call 1-800-782-8380 for assistance.